SEGMENT REPORTING	12 Months Ended
Dec. 31, 2014
SEGMENT REPORTING [Abstract]
SEGMENT REPORTING
23.	SEGMENT REPORTING

In accordance with ASC 280 “Segment Reporting”, the Group's chief operating decision maker has been identified as the executive chairman of the board of directors and chief executive officer, who makes resource allocation decisions and assesses performance based on the Group's consolidated results. As a result, the Group has only one reportable segment.

Entity-wide disclosures

The Group's revenues by its four product groups, including the new home product group, secondary and rental properties product group, home furnishing and improvement product group, and research product group were summarized as follows:

	For the Years Ended December 31,
	2012	2013	2014
	US$	US$	US$
Marketing services:
New home	222,963	258,479	260,333
Secondary and rental properties	1,203	919	1,093
Home furnishing and improvement	25,695	18,924	33,058

Total marketing service revenues	249,861	278,322	294,484

E-commerce services:
New home	102,019	188,102	244,294
Other product groups	143	5	50

Total E-commerce service revenues	102,162	188,107	244,344

Listing services:
Secondary and rental properties	55,114	144,963	124,172
Research	13,592	14,178	19,019
Other product groups	4,168	2,406	2,463

Total listing service revenues	72,874	161,547	145,654

Geographic disclosures

As the Group generates substantially all of its revenues from customers domiciled in the PRC, no geographical segments are presented. All of the Group's long-lived assets are located in the PRC except for building and land with net book value of US$56,376 and US$54,432 as of December 31, 2013 and 2014, respectively, which are located in the United States of America.